FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
Accounting policy
Recognition and initial measurement
Accounts receivable from customers are initially recognized on the date they are originated. All other financial assets and liabilities are initially recognized when the Company becomes a party to the contractual provisions of the instrument.
A financial asset (unless it is a trade account receivable without a significant financing component) or financial liability is initially measured at fair value plus or minus, for an item not at fair value through profit or loss (“FVTPL”), transaction costs that are directly attributable to its acquisition or issue. A trade account receivable without a significant financing component is initially measured at the transaction price.
Classification, subsequent measurement and derecognition
Financial assets
On initial recognition, a financial asset is classified as subsequently measured at: amortized cost; fair value through other comprehensive income (“FVOCI”); or FVTPL.
Financial assets are not reclassified subsequent to their initial recognition unless the Company changes its business model for managing financial assets, in which case all affected financial assets are reclassified on the first day of the first reporting period following the change in the business model.
Financial assets are derecognized when:
✈The contractual rights to the cash flows from the asset expire; or
✈The Company transfers the contractual rights to receive cash flows on a financial asset in a transaction in which: substantially all the risks and benefits of ownership of the financial asset or the Company neither transfers nor keeps substantially all the risks and benefits of ownership of the financial asset and does not have control over the financial asset.
A financial asset is measured at amortized cost if it meets both of the following conditions:
✈It is held within a business model whose objective is to hold assets to collect contractual cash flows; and
✈Its contractual terms give rise on specific dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.
These financial assets are subsequently measured at fair value. Interest income calculated under the effective interest method, foreign exchange gains and losses and impairment are recognized in profit or loss. Other net gains and losses are recognized in other comprehensive income (“OCI”). On derecognition, gains and losses accumulated in OCI are reclassified to profit or loss.
All financial assets not classified as measured at amortized cost or as FVOCI are classified at FVTPL. These assets include financial assets held for active and frequent trading and derivative financial instruments. Interest income and dividends arising from financial assets measured at FVTPL are recognized in profit or loss. See Note 7 for financial assets in hedge accounting.
Business model evaluation
The Company evaluates the business model’s objective for the management of financial assets as part of the accounting classification of the instruments. The factors considered in this evaluation are:
✈The current financial policy and the objectives set for portfolio management, which include assessing whether the strategy focuses on contractual interest income, maintaining a determined interest rate profile, the relationship between the duration of the financial assets and related liabilities, expected cash outflows, or the realization of cash flows through the sale of underlying financial assets.
✈How the portfolio performance is assessed and reported to Management.
✈Risks that affect the performance of the business model and how they are managed.
✈The frequency, volume and timing of assets sales in prior periods, the reasons for such transactions and future expectations.
Evaluation if contractual cash flows are solely payments of principal and interest
To assess whether contractual cash flows are solely payments of principal and interest, the principal is defined as the fair value of the financial asset at the initial recognition, and interest as a consideration for the time value of money, the credit risk associated with value of principal outstanding during contractual terms, other risks and general costs of loans, as well as the profit margin in the transaction.
The Company considers the contractual terms of the financial asset to assess whether the contractual cash flows are solely payments of principal and interest. This includes assessing whether the financial asset contains a contractual term that could change the timing or value of contractual cash flows such that it would not meet this condition.
This evaluation includes contingent events, terms that can adjust contractual rates, prepayment and extension of due dates, and terms that limit the Company’s access to cash flows of specific assets.
Financial liabilities
Financial liabilities are measured at amortized cost or FVTPL. A financial liability is measured at FVTPL if it is classified as held-for-trading, it is a derivative or it is designated as such on initial recognition. Financial liabilities at FVTPL are measured at fair value and net gains and losses, including any interest expense, are recognized in profit or loss.
Other financial liabilities are subsequently measured at amortized cost under the effective interest method. Interest expense and foreign exchange gains and losses are recognized in profit or loss.
Financial liabilities are derecognized when contractual obligations are withdrawn, canceled or expired. The difference between the carrying amount of a financial liability extinguished and the consideration paid (including transferred assets or assumed liabilities) is recognized in profit or loss.
See Note 7 for financial liabilities in hedge accounting.
Offsetting
Financial assets or liabilities are offset, and their net amount is presented in the statement of financial position when, and only when, the Company currently has a legally enforceable right to offset the amounts and intends to settle them on a net basis or to realize the asset and settle the liability simultaneously.
26.1Accounting classification and fair value of financial instruments
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or, in its absence, the most advantageous market to which the Company has access at that date.
The fair value of the Company’s financial assets and liabilities was determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to generate estimates of fair values. Consequently, the estimates presented below are not necessarily indicative of the amounts that might be realized in the current market exchange. The use of different assumptions and/or methodologies could have a material effect on the estimated realizable values.
The methods below were used to estimate the financial instruments fair value:
Cash and cash equivalents: market value.
Financial investments: discounted cash flow, market value and market multiple.
Derivative financial instruments and warrants: see Note 7.
Customer financing: discounted cash flow.
Loans and financing: The fair value of bonds is the unit price on the last trading day at the end of the reporting period multiplied by the quantity issued.
For other loans and financing, fair value is based on the amount of contractual cash flows and the discount rate used is based on the rate for contracting a new transaction in similar conditions or in the lack thereof, on the future curve for the flow of each obligation.
When measuring the fair value of a financial instrument, the Company uses observable market data as much as possible. Fair values are classified into different levels in a hierarchy based on the inputs used in valuation techniques, being:
Level 1: quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company may have access to on the measurement date.
Level 2: information, other than quoted prices included in Level 1, that is observable by the market for the asset or liability directly (prices) or indirectly (derived from prices).
Level 3: inputs, for the asset or liability, that are not based on market observable data.
There were no transfers between levels in 2025 and 2024.
The following tables show the carrying amount and fair values of financial instruments, including their levels in the fair value hierarchy. It does not include fair value information for financial instruments not measured at fair value if the carrying amount is a reasonable approximation of fair value:

12.31.2025		Financial Instruments at amortized cost
	Note	Amortized Cost	Fair value (i)	FVPL	FVOCI	Total	Level 1	Level 2	Level 3	Total fair value
Assets
Cash and cash equivalents	5.1	1,948.7	—	—	1.1	1,949.8	—	1.1	—	1.1
Financial investments	5.2
Public securities		66.4	—	—	—	66.4	—	—	—	—
Private securities		71.1	—	5.3	—	76.4	—	5.3	—	5.3
Structured Notes		—	—	243.4	—	243.4	—	243.4	—	243.4
Investment funds		—	—	12.4	108.4	120.8	—	120.8	—	120.8
Fixed-term deposit		381.6	—	—	—	381.6	—	—	—	—
Others		—	—	76.3	—	76.3	76.3	—	—	76.3
Trade accounts receivable	6	291.1	—	—	—	291.1	—	—	—	—
Derivative financial instruments	7	—	—	0.8	7.9	8.7	—	8.7	—	8.7
Customer financing	8	8.0	7.1	—	—	8.0	—	—	7.1	7.1
Other assets
Loans granted (ii)	10(i)	87.0	45.0	—	—	87.0	—	—	45.0	45.0
Others		203.1	—	—	—	203.1	—	—	—	—
		3,057.0	52.1	338.2	117.4	3,512.6	76.3	379.3	52.1	507.7
Liabilities
Derivative financial instruments	7	—	—	62.2	2.6	64.8	5.7	59.1	—	64.8
Trade accounts payable	16	1,116.8	—	—	—	1,116.8	—	—	—	—
Trade accounts payable-Supplier finance arrangements	17	62.9	—	—	—	62.9	—	—	—	—
Loans and financing	18	2,593.8	2,769.2	—	—	2,593.8	1,989.3	779.9	—	2,769.2
Other payables	20	231.6	—	—	—	231.6	—	—	—	—
		4,005.1	2,769.2	62.2	2.6	4,069.9	1,995.0	839.0	—	2,834.0

12.31.2024		Financial Instruments at amortized cost
	Note	Amortized Cost	Fair value (i)	FVPL	FVOCI	Total	Level 1	Level 2	Level 3	Total fair value
Assets
Cash and cash equivalents	5.1	1,561.9	—	—	1.1	1,563.0	—	1.1	—	1.1
Financial investments	5.2
Public securities		66.5	—	—	—	66.5	—	—	—	—
Private securities		76.5	—	23.4	—	99.9	—	23.4	—	23.4
Structured notes		—	—	133.2	—	133.2	—	133.2	—	133.2
Investment funds		—	—	21.9	103.3	125.2	—	125.2	—	125.2
Fixed-term deposit		468.2	—	—	—	468.2	—	—	—	—
Others		—	—	95.0	—	95.0	—	—	95.0	95.0
Trade accounts receivable	6	322.8	—	—	—	322.8	—	—	—	—
Derivative financial instruments	7	—	—	13.2	—	13.2	—	13.2	—	13.2
Other assets		109.9	—	—	—	109.9	—	—	—	—
Customer financing	8	32.3	—	0.1	—	32.4	—	—	0.1	0.1
		2,638.1	—	286.8	104.4	3,029.3	—	296.1	95.1	391.2
Liabilities
Derivative financial instruments	7	—	—	86.2	17.6	103.8	4.0	99.8	—	103.8
Trade accounts payable	16	966.3	—	—	—	966.3	—	—	—	—
Trade accounts payable-Supplier finance arrangements	17	43.3	—	—	—	43.3	—	—	—	—
Loans and financing	18	2,491.1	2,566.1	—	—	2,491.1	1,835.5	730.6	—	2,566.1
Other payables	20	125.3	—	—	—	125.3	—	—	—	—
		3,626.0	2,566.1	86.2	17.6	3,729.8	1,839.5	830.4	—	2,669.9
(i) Fair value is disclosed for information purposes only, as the carrying amount does not represent a reasonable approximation of fair value.
(ii) Out of the total amount measured at amortized cost, US$51.7 (carrying amount) has a corresponding fair value of US$45.0.
The following table shows a reconciliation from the opening balances to the closing balances for Level 3 fair values:

	Assets	Liabilities
At 12.31.2023	109.6	15.1
Reversal	—	(16.8)
Exchange variation	—	(3.3)
Fair value adjustment	(14.5)	5.0
At 12.31.2024	95.1	—
Reversal (i)	(100.8)	—
Fair value adjustment	5.7	—
At 12.31.2025	—	—
(i) It mainly refers to the derecognized financial investment. For further information, see Note 5.2(vi).
The significant unobservable input used in measuring the fair value of loans granted and customer financing is the discount rate, derived from the risk-free rate plus a credit spread for the period of the transaction.
For the risk-free rate, the 10-year U.S. Treasury Bond is used as of the transaction date. The credit spread is estimated based on the transaction's expected loss and adjusted by a coefficient that reflects non-quantifiable risks or systemic risk aversion.
If the reasonably possible change, a 0.55% decrease in the U.S. Treasury Bond rate, were applied to the significant unobservable input, while all other inputs remained unchanged, the resulting fair value of loans granted and customer financing would be US$52.7.
26.1.1Financial risk management policy
The Company has and follows a risk management policy, which involves the diversification of transactions and counterparties, with the objective of identifying the risks related to financial transactions, as well as the operational directives related to these financial transactions. The policy provides for regular monitoring and management of the nature and general situation of the financial risks to assess the results and the financial impact on cash flows. The credit limits and risk rating of the counterparties are also reviewed periodically.
The Company’s risk management policy is part of the financial management policy established by the Executive Directors and approved by the Board of Directors and provides for monitoring by a Financial Management Committee. Under this policy, the market risks are mitigated when there are no offsetting elements in the Company’s operations and when it is considered necessary to support the corporate strategy. The Company’s internal control procedures provide for consolidated monitoring and supervision of the financial results and of the impact on cash flows.
The Financial Management Committee assists the Financial Department in examining and reviewing information in relation to the economic scenario and its potential impact on the Company’s operations, including significant risk management policies, procedures, and practices.
The financial risk management policy includes the use of derivative financial instruments (Note 7) to mitigate risks of fluctuations in exchange rates and stock prices. The use of these instruments for speculative purposes is forbidden.
26.1.2Capital management
The Company uses capital management to ensure the continuity of its investment program, to offer a return to its shareholders and benefits to its stakeholders, and to maintain an optimized capital structure to reduce costs.
The Company may review its dividend payment policy, pay back capital to the shareholders, issue new shares or sell assets to maintain or adjust its capital structure (e.g. indebtedness reduction).
Liquidity and the leverage level are monitored to mitigate refinancing risk and to maximize the return to the shareholders. The ratio between the liquidity and the return to the shareholders may be changed pursuant to the assessment of the Board of Directors.
26.1.3Credit risk
Credit risk is the risk of a counterparty to a transaction not meeting an obligation established in a financial instrument, or in the negotiation of sales to customers, leading to a financial loss. The Company is exposed to credit risk in its operational activities, cash held in banks and other investments in financial instruments held in financial institutions.
✈Cash and cash equivalents and financial investments
The credit risk of cash and cash equivalents and financial investments which are managed by the Financial Department is in accordance with the risk management policy. The credit limit of counterparties is reviewed to not exceed the limits established mitigating possible losses generated by the bankruptcy of a counterparty, as well as transactions are carried out with counterparties with investment grade by risk rating agencies
(Fitch, Moody’s and Standard and Poor’s). The Financial Management Committee assists the Financial Department in examining and reviewing operations with counterparties.
✈Trade accounts receivable, contract assets, and customer financing
The Company may incur losses on accounts receivable arising from invoicing of spare parts and services to customers. To reduce the credit risk associated with installment sales, the respective credit risk analysis is carried out which considers qualitative aspects, including experience of past transactions and other quantitative aspects, when applicable, based on financial information, ratings from the main credit agencies, probability of default and available public information. Any increased risk and/or late payment by the customer may impact the continuity of the supply of parts and services, which may make it impossible for the aircraft to operate.
The Company applies the simplified approach to measure the expected credit losses in relation to accounts receivable from customers that do not have a significant financing component (Note 6). Using the provision matrix technique, appropriate groupings of accounts receivable are performed in categories of shared credit risk characteristics, for a given period, to determine historical loss rates and consider prospective macroeconomic factors, aiming to adjust historical rates to reflect relevant future economic conditions.
The calculation of loss rates by grouping of accounts receivable is performed according to the aging of receipts, so that this factor increases gradually as the security remains in default in the portfolio. The Company’s trade accounts receivable are comprised predominantly of receivables from the Services & Support segment, which relate to selling spare parts and services rendered to the Company’s customer portfolio. Given this context, the provision matrix and the corresponding loss rates were determined by subgroups within the Services & Support segment as follows:

	Expected credit losses rate
	Commercial Aviation	Executive Aviation	Defense & Security	OGMA	Others
Not due	0.35%	0.14%	0.20%	0.55%	1.16%
Up to 90 days	0.65%	0.33%	0.83%	1.64%	2.60%
From 91 to 180 days	21.57%	9.14%	14.35%	11.22%	7.65%
More than 180 days	42.36%	23.09%	21.78%	20.49%	30.95%
The change in allowance for expected credit losses in respect of trade accounts receivable was as follows:

	12.31.2025	12.31.2024	12.31.2023
Beginning balance	(12.2)	(9.8)	(12.6)
(Additions)/Reversal	0.1	(5.5)	(1.8)
Write-off (i)	6.6	2.6	4.6
Foreign exchange variation	(1.1)	0.5	—
Ending balance	(6.6)	(12.2)	(9.8)
The following table provides information about the exposure to credit risk and expected credit losses for trade accounts receivable:

		Past due			Expected credit losses
	Not past due	Up to 90 days	From 91 to 180 days	Over 180 days		Total
At December 31, 2025
Commercial Aviation	76.7	14.2	1.7	1.1	(2.9)	90.8
Defense & Security	65.6	3.5	—	3.7	(1.6)	71.2
Executive Aviation	63.9	3.9	1.5	1.7	(1.0)	70.0
OGMA	30.3	1.1	0.6	—	(0.2)	31.8
Others	24.8	2.0	0.8	0.6	(0.9)	27.3
	261.3	24.7	4.6	7.1	(6.6)	291.1
At December 31, 2024
Commercial Aviation	176.2	9.8	9.9	5.6	(9.1)	192.4
Defense & Security	14.0	0.3	2.2	12.0	(0.5)	28.0
Executive Aviation	45.8	5.7	0.5	0.1	(1.6)	50.5
OGMA	23.9	4.9	2.3	3.2	(0.5)	33.8
Others	14.4	3.5	0.4	0.3	(0.5)	18.1
	274.3	24.2	15.3	21.2	(12.2)	322.8
As of December 31, 2025, the decrease in past‑due amounts is attributable to the offsetting of certain collateral.
For contract assets, economic data from customers are incorporated into the expected credit loss analysis, which includes ratings assessed by the main credit agencies, in order to assertively capture prospective factors that may impact the receivables portfolio. As of December 31, 2025, the expected credit loss factor applied to these customers was 4.21% (2024: 4.69%).
Trade receivables and contract assets are written-off when there is no reasonable expectation of recovery, either in whole or in part. Indicators that there is no reasonable expectation of recovery include, among others, the debtor’s inability to enter into a debt renegotiation plan or the exhaustion of all available legal enforcement procedures.
The general approach is applied to measure the expected credit loss on receivables recognized as customer financing (Note 8). The expected credit loss is estimated based on the full term of the contracts, considering the probability of loss and the counterparty’s credit risk, assessed contract by contract and updated at each reporting date. The fair value of the contractual guarantees is considered as coverage and reduction of the risk assumed, either partially or fully, and of the expected credit loss calculated using the Company’s methodology.
The change in allowance for expected credit losses in respect of customer financing was as follows:

	12.31.2025	12.31.2024	12.31.2023
Beginning balance	(8.7)	(3.4)	(24.0)
Write-offs (i)	10.9	—	—
(Additions)/Reversal	(2.2)	(5.3)	20.6
Ending balance	—	(8.7)	(3.4)
(i) Refers to the effective write-off of an outstanding credit balance from a specific customer, as there is no reasonable expectation of recovery, either in whole or in part.
26.1.4Liquidity risk
This is the risk of the Company not having enough funds to honor its financial commitments as a result of a mismatch of terms or volumes of estimated receipts and payments. Projections and assumptions are established to manage the liquidity of cash in US$ and R$, in accordance with the financial management policy, based on contracts for future disbursements and receipts, and monitored periodically by the Company.
As described in Note 17, the Company has supplier finance arrangements that are characterized by financial institutions offering to pay the amounts that the Company owes to its suppliers and the Company agrees to pay, according to the terms and conditions of the arrangements, on the same date that the suppliers are paid or on a later date. These arrangements allow the Company to centralize payments of trade accounts payable to financiers instead of paying each supplier individually. Management does not consider that supplier finance arrangements result in excessive concentration of liquidity risk.
Exposure to liquidity risk
The following are the remaining contractual maturities of financial liabilities at the reporting date. The amounts are gross and undiscounted and include contractual interest payments.
For financial liabilities indexed to fixed rates, interest expenses were calculated based on the interest rate established in each contract. For financial liabilities indexed to floating rates, interest expenses were calculated based on the market forecast for each period.

		Contractual cash flows
	Carrying amount	Total	Less than one year	One to three years	Three to five years	More than five years
At December 31, 2025
Loans and financing	2,593.8	4,015.7	199.8	585.6	669.0	2,561.3
Trade accounts payable	1,116.8	1,116.8	1,116.8	—	—	—
Trade accounts payable - Supplier finance arrangements	62.9	62.9	62.9	—	—	—
Lease liabilities	118.1	118.1	20.7	44.2	21.0	32.2
Other payables	231.6	231.6	140.2	88.5	0.3	2.6
Derivative financial instruments	64.8	64.8	5.4	59.0	—	0.4
Total	4,188.0	5,609.9	1,545.8	777.3	690.3	2,596.5
Line of credit available
In February 2024, the Company entered into a financing facility with BNDES in the amount of R$500 million (equivalent to US$90.9), maturing in March 2040, which, when drawn, bears interest at 2.20% p.a. above the TR (Reference Rate) and 1.10% p.a. plus TFBD (BNDES Fixed Rate in US$) published by BNDES. As of December 31, 2025, R$112 million (equivalent to US$20.4) of this credit facility had been disbursed. This amount is presented in loans and financing (Note 18).
In May 2025, the Company entered into a financing facility with FINEP in the amount of R$331 million (equivalent to US$60.2), maturing in April 2041, which, when drawn, bears interest at 2.30% per annum plus the TR (Reference Rate). As of December 31, 2025, R$99 million (equivalent to US$18.2) of this facility had been disbursed. This amount is presented as loans and financing (Note 18).
Additionally, the Company has a US$1,000.0 revolving credit facility maturing in August 2029. This revolving credit facility, negotiated with 17 international financial institutions, when drawn, bears interest at SOFR plus a variable spread ranging from 0.95% to 1.70% p.a., depending on the Company’s corporate credit rating. As of December 31, 2025, no amounts have been drawn under this line of credit.
26.1.5Market risk
Market risk is the risk of changes in market prices, such as interest rates and exchange rates, will affect the Company’s earnings or the value of its financial instruments. The Company uses derivatives to manage market risks (Note 7).
Interest rate risk
This risk arises from the possibility of the Company incurring losses on the fluctuation of floating interest rates, which might increase financial expenses, and/or decrease financial income, as well as negatively impact the fair value of financial assets measured at fair value. The financial instruments subject to interest rate risk are:
✈Cash, cash equivalents and financial investments: the Company’s policy for managing the risk of fluctuations in interest rates on financial investments is to maintain a system to measure market risk, which consists of an aggregate analysis of a variety of risk factors that might affect the return of those investments.
✈Loans and financing: the Company monitors financial markets with the purpose of evaluating hedge structures (derivative transactions) in compliance with the financial and risk management policy to protect its exposure risks of volatility in foreign currency and interest rates.
As of December 31, 2025, cash, cash equivalents, financial investments and loans and financing were indexed as follows, considering the contractual cash flow of the instruments (without the effect of derivatives) and the cash flow altered by derivative financial instruments (with the effect of derivatives):

	Fixed Rate		Floating indexed		Total
	Amount	%	Amount	%	Amount	%
Cash, cash equivalents and financial investments	2,727.6	93.58%	187.1	6.42%	2,914.7	100.00%
Loans and financing	2,339.3	90.19%	254.5	9.81%	2,593.8	100.00%

	Excluding the effect of derivatives		Including the effect of derivatives
	Amount	%	Amount	%
Financial investments	187.1	100.00%	187.1	100.00%
CDI	187.1	100.00%	187.1	100.00%

Loans and financing	254.5	100.00%	254.5	100.00%
CDI	3.8	1.49%	3.8	1.49%
SIFMA	18.1	7.11%	18.1	7.11%
EURIBOR	0.2	0.08%	0.2	0.08%
SOFR	196.8	77.33%	205.2	80.63%
TR	35.6	13.99%	27.2	10.69%
Foreign exchange rate risk
The Company’s operations most exposed to foreign exchange gains/losses are those denominated in R$ (mainly labor costs, tax issues, trade accounts payable and financial investments) as well as investments in subsidiaries in currencies other than the US$.
The Company policy for protection against foreign exchange risks is mainly based on seeking to maintain a balance between assets and liabilities indexed in each currency and management of foreign currency purchases and sales to ensure that, on the realization of the transactions contracted, this natural hedge will occur.
This policy minimizes the effect of exchange rate changes on assets and liabilities already contracted but does not protect against the risk of fluctuations in future results due to appreciation or depreciation of the real or other currencies that can, when measured in dollars, result in an increase or reduction in the portion of costs denominated in reais or other currencies.
The Company, in certain market conditions, may decide to protect possible future mismatches of expenses or revenues in other currencies to minimize the impact of exchange rate variations on results. To minimize the exchange rate risk on financial instruments denominated in currencies other than the functional currency, the Company may contract transactions with derivative instruments.
Below are the amounts of financial instruments denominated by currency:

	31.12.2025				31.12.2024
	R$	US$	Euro	Other currencies	R$	US$	Euro	Other currencies

Cash and cash equivalents	210.8	1,714.8	21.2	3.0	105.2	1,447.2	4.3	6.4
Financial investment	—	781.3	183.6	—	—	988.0	—	—
Trade accounts receivable	28.7	231.5	20.6	10.3	29.3	270.2	15.7	7.6
Customer financing	—	8.0	—	—	18.9	13.5	—	—
Derivative financial instruments	8.7	—	—	—	10.7	—	2.5	—
Other assets	29.9	253.4	6.5	0.3	22.7	81.6	5.3	0.3

Trade accounts payable	(147.0)	(931.1)	(34.2)	(4.5)	(116.2)	(812.9)	(30.7)	(6.5)
Trade accounts payable - Supplier finance arrangements	(32.9)	(30.0)	—	—	(20.4)	(22.9)	—	—
Loans and financing	(78.2)	(2,378.0)	(137.6)	—	(23.7)	(2,444.2)	(23.2)	—
Other payables	(25.8)	(194.5)	(10.9)	(0.4)	(15.0)	(104.8)	(5.3)	(0.3)
Derivative financial instruments	(2.9)	(59.1)	(2.8)	—	(17.8)	(86.0)	—	—

Net exposure	(8.7)	(603.7)	46.4	8.7	(6.3)	(670.3)	(31.4)	7.5
26.1.6 Sensitivity analysis
The sensitivity analysis for each type of relevant market risk to which the Company is exposed as of December 31, 2025, considers reasonably possible scenarios to changes in variables and presents the corresponding impacts, before taxes, on profit or loss and equity.
The sensitivity analysis does not account for interdependence among variable risks; therefore, the estimates provided do not necessarily reflect the amounts that might be determined in the next consolidated financial statements. This is due to the practical likelihood that a change in one risk will affect others, given their correlation.
The horizon for applying the sensitivity analysis considers the maturity of the transaction if it is less than 12 months, otherwise the horizon is 12 months. The assumptions adopted include:
✈Holding the transactions to maturity.
✈Using the average market projections indicated through market curves (currencies and interest rates) from B3, as well as data available from an independent source (Bloomberg), for the indicators: DI (Interbank Deposit Rate), SOFR (Secured Overnight Financing Rate), EURIBOR (Euro Interbank Offered Rate) and exchange rates.
✈In the absence SIFMA (Security Industry/Financial Market Association) projection disclosure, using the variation in the SOFR projection as a reference, due to the positive correlation between the two indicators.
✈Due to the lack of disclosure of TR (Reference Rate) projections, we used the TBF (Financial Basic Rate) curve made available by B3 to calculate the TR projection.
✈Applying Monte Carlo simulation to project stock prices.
Transactions subject to fixed interest rates are not included in the sensitivity analysis.

		Reasonably Possible Gains (Losses) [2]
	Amount exposed at 12.31.2025 [1]	Profit or loss	Equity
Interest rates risk
DI
Cash equivalents and financial investments	187.1	(31.4)	—
Loans and financing	(3.8)	0.6	—
EURIBOR		—	—
Loans and financing	(0.2)	—	—
SIFIMA		—	—
Loans and financing	(18.1)	2.7	—
SOFR		—	—
Loans and financing	(205.2)	30.2	—
TR		—	—
Loans and financing	(27.2)	2.7	—
Exchange rates risk
BRL
Cash, cash equivalents and financial investments	210.8	15.2	—
Other assets	281.7	20.4	—
Loans and financing	(78.2)	(5.7)	—
Other liabilities	(453.4)	(32.8)	—
Derivative instruments	5.3	—	(15.4)
EURO
Derivative instruments	(2.8)	(0.1)	—
Market risk
EMBR
Derivative instruments	0.8	3.6	—
EVEX
Derivative instruments	(59.0)	2.9	—
(1)The amounts exposed at December 31, 2025, consider: DI – 14.90%; EURIBOR – 1.94%; SIFMA – 2.36%; SOFR – 3.87%; TR – 2.11%; US$/BRL exchange rate of R$5.50 and EURO/US$ of US$1.18; EMBJ of R$88.60 and EVEX of US$3.99.
(2)The reasonably possible scenario considers: DI – 12.40%; EURIBOR – 2.24%; SIFMA – 2.01%; SOFR – 3.30%; TR – 1.89%; US$/BRL exchange rate of R$5.90 and EURO/US$ of US$1.12; EMBJ of R$101.47 and EVEX of US$4.13.